UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
REGENERX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 280-1992
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
The disclosure required by this item is included in Item 3.02 and is incorporated herein by this reference.
Item 3.02 Unregistered Sales of Equity Securities.
On September 30, 2009, RegeneRx Biopharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an affiliate of the Company’s largest stockholder, Sigma-Tau Group (the “Purchaser”), with respect to the sale of 1,219,512 shares of its common stock at a price per share of $0.82 (the “Shares”), for gross proceeds of $1,000,000 (the “Private Placement”). In connection with the Private Placement, the Company has agreed to issue to the Purchaser a warrant to purchase an additional 609,756 shares of its common stock at an exercise price of $1.12 per share (the “Warrant”). The Warrant will be exercisable beginning six months from the date of issuance and will expire on September 30, 2014. The Private Placement is subject to customary closing conditions, and the Company expects to close the Private Placement in early October 2009.
Under the terms of the Purchase Agreement, the Purchaser has agreed to vote the Shares, and any additional shares issued pursuant to the exercise of the Warrant, as directed by the Board of Directors of the Company until September 30, 2012.
The Purchaser is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company will sell the securities in the Private Placement in reliance upon an exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. The securities to be sold in the Private Placement may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. There will be no discounts or brokerage fees associated with the Private Placement. The net proceeds of the Private Placement will be used for working capital and other general corporate purposes.
The form of Warrant and the definitive Purchase Agreement are filed herewith as Exhibits 4.1 and 10.1, respectively. The foregoing summaries are qualified in their entirety by the contents of such exhibits, which are incorporated by reference herein.
On September 30, 2009, the Company issued a press release announcing the Private Placement as well as the pricing of a registered direct public offering. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
10.1	Securities Purchase Agreement, dated as of September 30, 2009
99.1	Press Release dated September 30, 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2009)

Forward-Looking Statements
Certain statements in this Report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the public offering of common stock described herein. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, risks related to the Company’s ability to satisfy its conditions to close the Private Placement. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in its filings with the Commission. These forward-looking statements represent the Company’s judgment as of the time of this report. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
Date: October 5, 2009	By:	/s/ J.J. Finkelstein
		Name:	J.J. Finkelstein
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Warrant
10.1	Securities Purchase Agreement, dated as of September 30, 2009
99.1	Press Release dated September 30, 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 30, 2009)